                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                              GARTMORE MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                              GARTMORE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

December 18, 2006

Dear Shareholders:

The enclosed  Information  Statement  details a recent subadviser change for the
Gartmore China  Opportunities  Fund,  Gartmore  Emerging Markets Fund,  Gartmore
Global  Utilities  Fund,  Gartmore   International  Growth  Fund,  and  Gartmore
Worldwide Leaders Fund (together, the "Funds"), each a series of Gartmore Mutual
Funds (the "Trust").

Gartmore  Global  Partners  ("GGP"),  the current  subadviser to the Funds,  was previously an affiliate of Gartmore  Mutual Fund Capital Trust (the  "Adviser"),
the Funds' investment adviser. However,  effective September 29, 2006, GGP is no longer  affiliated  with the  Adviser  ("Unaffiliated  GGP").  As a result,  the
Trust's Board of Trustees (the "Board") has approved, with respect to the Funds, a new  subadvisory  agreement with  Unaffiliated  GGP to serve as subadviser and manage the Funds,  terminating and replacing the subadvisory  agreement with the previously  affiliated  GGP  ("Affiliated  GGP").  This change was  effective on
September 29, 2006.  The Trust has an exemptive  order from the U.S.  Securities and  Exchange  Commission  that  allows  subadviser  changes to be made  without shareholder approval. The exemptive order instead requires that this Information
Statement be sent to you.

For the Funds, the Board replaced the subadvisory  agreement with Affiliated GGP to Unaffiliated GGP, upon the recommendation of the Adviser. This recommendation was based on several factors including:

-    the parent companies of Affiliated GGP entered into a definitive  agreement for the sale of  Affiliated  GGP to Hellman & Friedman  Advisors LLC, a San
     Francisco-based  private equity investment firm,  resulting in GGP's status
     changing  from  affiliated  to  unaffiliated   and  thereby   automatically
     terminating the subadvisory agreement between Affiliated GGP and the Funds;

-    the same  investment  strategy  that has been  utilized for the Funds under
     Affiliated GGP will continue to be utilized by Unaffiliated GGP; and

-    the same  portfolio  managers  that have  managed  the  assets of the Funds continue to manage the assets under Unaffiliated GPP.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Funds in the future.

                                               Sincerely,

                                               /s/Eric E. Miller
                                               Eric E. Miller
                                               Secretary, Gartmore Mutual Funds

                        GARTMORE CHINA OPPORTUNITIES FUND
                         GARTMORE EMERGING MARKETS FUND
                         GARTMORE GLOBAL UTILITIES FUND
                       GARTMORE INTERNATIONAL GROWTH FUND
                         GARTMORE WORLDWIDE LEADERS FUND

                     Each a Series of Gartmore Mutual Funds
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428

                              INFORMATION STATEMENT

The Board of Trustees of Gartmore  Mutual Funds (the "Board") is furnishing this
Information  Statement  with respect to the Gartmore China  Opportunities  Fund,
Gartmore  Emerging  Markets  Fund,  Gartmore  Global  Utilities  Fund,  Gartmore
International  Growth Fund, and Gartmore Worldwide Leaders Fund (each, a "Fund,"
together,  the "Funds"),  each a series of Gartmore  Mutual Funds (the "Trust").
All persons who are entitled to give voting instructions as a shareholder of the
Funds will receive this Information  Statement.  This Information Statement will be sent to  shareholders  on or about  December 18, 2006.  The Trust received an exemptive  order (the "Exemptive  Order") from the U.S.  Securities and Exchange
Commission (the "SEC") which permits the Funds'  investment  adviser to hire new subadvisers  which are unaffiliated  with the Funds'  investment  adviser and to make changes to existing subadvisory  agreements with the approval of the Board, but without obtaining shareholder approval;  provided,  among other things, that each Fund sends to its shareholders an information  statement describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
        YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Trust,  on behalf of the Funds,  has  entered  into an  Investment  Advisory
Agreement with Gartmore Mutual Fund Capital Trust (the  "Adviser").  Pursuant to
the  Investment  Advisory  Agreement,   the  Adviser  may  select  one  or  more
subadvisers for the Funds. The Adviser also supervises the Funds' daily business affairs,  subject to the  supervision  and  direction of the Board.  The Adviser selects  subadviser(s)  it believes  will  provide  the Funds with high  quality investment  management services consistent with the Funds' investment objective.
The  Adviser  is   responsible   for  the  overall   monitoring  of  the  Funds'
subadviser(s).

The current  subadviser  to the Funds is  independent  of the  Adviser,  and the
subadviser  discharges  its  responsibilities   subject  to  the  oversight  and
supervision of the Adviser.  The subadviser is paid by the Adviser from the fees the Adviser  receives from the Funds. In accordance  with procedures  adopted by the Board, the subadviser to the Funds may effect portfolio transactions through an affiliated  broker-dealer that receives  brokerage  commissions in connection therewith as permitted by applicable law.

Gartmore  Global  Partners  ("GGP"),  the current  subadviser to the Funds,  was previously an affiliate of Gartmore  Mutual Fund Capital Trust (the  "Adviser"),
the Funds' investment adviser. However,  effective September 29, 2006, GGP is no longer  affiliated  with the  Adviser  ("Unaffiliated  GGP").  As a result,  the
Trust's Board of Trustees (the "Board") has approved, with respect to the Funds, a new  subadvisory  agreement with  Unaffiliated  GGP to serve as subadviser and manage the Funds,  terminating and replacing the subadvisory  agreement with the previously  affiliated  GGP  ("Affiliated  GGP").  This change was  effective on
September  29, 2006.  The Trust has an exemptive  order from the SEC that allows subadviser changes to be made without shareholder approval.  The exemptive order instead requires that this Information Statement be sent to you.

Unaffiliated  GGP is located  at 8  Fenchurch  Place,  London,  England,  United
Kingdom.  Unaffiliated  GGP  began  serving  as the  subadviser  to the Funds on
September  29,  2006,  following  action  taken by the Board on June 14, 2006 to approve  Unaffiliated  GGP as the  subadviser  with  respect to the  Funds.  The decision  by the  Board  to  replace  Affiliated  GGP with  Unaffiliated  GGP as subadviser, as well as other important information,  is described in more detail below.

RECOMMENDATION TO REPLACE THE SUBADVISER

As  part  of  the   Adviser's   duties  to  select  and   supervise  the  Funds'
subadviser(s),   the  Adviser  is  responsible  for  communicating   performance
expectations   to,  and  evaluating  the  performance  of,  the  subadviser  and recommending to the Board whether new  subadvisers  should be hired or whether a subadviser's contract with the Trust should be renewed,  modified or terminated.
The Adviser  periodically  provides  written reports to the Board describing the results of its evaluation and monitoring functions.

On May 25, 2006,  Nationwide Mutual Insurance Company and Nationwide Mutual Fire
Insurance  Company  (collectively,  "Nationwide"),  the parent  companies of NWD
Management  &  Research  Trust  ("NWD  M&R") and NWD M&R's  investment  advisory subsidiaries, the Adviser and Gartmore Morley Capital Management, Inc. ("GMCM"),
each of which,  along with NWD M&R, at that time served as an investment adviser to various  series of the Trust,  announced  that  Nationwide had entered into a definitive  agreement for the sale of Gartmore Group Limited ("GGL"),  including certain of GGL's  subsidiaries  based in the United  Kingdom  (the  "U.K."),  to
Hellman & Friedman Advisors LLC, a San Francisco-based private equity investment firm (the "U.K. Sale"). GGL's U.K. investment advisory  subsidiaries,  including
GGP,  represented the  London-based  arm of Gartmore Group, the asset management business of  Nationwide.  The U.K. Sale closed on September  29, 2006,  and upon closing,  a change in control of GGP occurred  that caused all of GGP's  current subadvisory agreements with the Funds to automatically terminate.

The Adviser  recommended  that the subadvisory  agreement with Affiliated GGP be replaced with an agreement with Unaffiliated GGP for the Funds. Unaffiliated GGP was selected for a number of reasons, including the portfolio managers' previous investment experience with the Funds, the investment process and risk management process, and the performance and the experienced team of portfolio managers that would manage the Funds' assets.

No material  changes have taken place or are  anticipated in the  composition of the  portfolios of the Funds or in the  investment  practices or techniques as a result of the U.K. Sale.

The  Adviser  also  reviewed  the  experience  of  the  portfolio  managers  and investment analysts on the Affiliated GGP investment team for the Funds.

For the Gartmore China  Opportunities  Fund,  Charlie Awdry, CFA, is responsible for the  day-to-day  management of the Fund,  including  selection of the Fund's investments.  Mr.  Awdry has  assisted in the  management  of the Fund since its inception in June 2004.  Mr.  Awdry joined GGP in September  2001 and, two years later, he assumed the role of investment manager, co-managing a China investment fund  in the  United  Kingdom  (UK).  As  co-manager  of the UK  Gartmore  China
Opportunities  Fund, Mr. Awdry spent six months working in Gartmore's  Hong Kong office,  returning in April 2006. Prior to 2001, Mr. Awdry was at the University
of Bristol where he graduated with a first class Honours BA in Geography.

For the Gartmore  Emerging Markets Fund,  Christopher  Palmer,  CFA, Head of the
Global  Emerging  Markets  team,  is the  portfolio  manager of the Fund.  He is responsible for the day-to-day  management of the Fund,  including  selection of the  Fund's  investments.  Mr.  Palmer  has been  with GGP for 11 years  and has extensive  experience  in  Emerging  Markets,  Latin  America,  and  hedge  fund investments,  including five years managing  AlphaGen hedge funds. He previously co-managed the Fund from its inception in August 2000 through February 2004. Mr.
Palmer  graduated from Colgate  University in 1986. In 1988, he completed an MBA in Finance at New York University.

For Gartmore Global Utilities Fund, Ben Walker,  CFA, senior investment manager,
Global Equities team, is responsible  for the day-to-day  management of the Fund and selection of the Fund's  investments.  Mr.  Walker joined  Gartmore in 1997.
Previously he worked in the financial  services division of the accounting firm,
Arthur  Andersen in London,  where he  qualified  as a chartered  accountant  in
August  1997.  He has obtained the IMC and is a CFA  Charterholder.  Mr.  Walker graduated  from St. Edmund Hall,  Oxford  University,  with an Honours degree in
Politics, Philosophy and Economics in 1993.

For the Gartmore  International  Growth Fund,  Brian  O'Neill and Ben Walker are
responsible for the day-to-day management of the Fund. Mr. O'Neill joined GGP as a  Senior  Investment  Manager  on  the  Global  Portfolio  team  in  1981  with responsibility  for a variety of global funds. Mr. O'Neill began his career with
Royal  Insurance as an investment  analyst  specializing  in U.K.  research.  He expanded  his field of expertise to include  management  of global  equity later moving  to  Anthony  Gibbs  & Sons  where  he was  appointed  as  fund  manager, specializing in global equities.  Mr. O'Neill graduated from Glasgow  University in 1969 with an Honours  degree in  Political  Economy.  Mr.  Walker's  relevant experience is discussed above.

For  the  Gartmore  Worldwide  Leaders  Fund,  Neil  Rogan  is  responsible  for day-to-day  management  of  the  Fund.  Mr.  Rogan  joined  Gartmore  Investment
Management plc, an affiliate of the Fund's subadviser, in September 1997 as head
of  Asia  Pacific  Equities.   In  December  1999,  he  was  appointed  head  of
International  Equities  with  responsibility  for the  Asia  Pacific,  Emerging
Markets,  Japanese,  U.S. and Global Equities management teams. In January 2001,
Mr. Rogan accepted  responsibility for the Global Equity Team.  Previously,  Mr.
Rogan worked for Jardine Fleming  Investment  Management in Hong Kong,  where he served as a director  and senior fund  manager  (1992-1997);  Flemings in London where he was  appointed  head of the  Pacific  Region  Portfolios  Group in 1989
(1985-1992);  and Touche  Remnant where he  specialized  in Pacific and Emerging
Markets (1982-1985).

The nature and  quality of the  services  which the  subadviser  provides to the
Funds are not anticipated to change.  Under the new  subadvisory  agreement with
Unaffiliated GGP, effective  September 29, 2006, the terms and services provided to the Funds are substantially the same.

Based on the foregoing  considerations,  the Adviser decided to recommend to the
Board that Unaffiliated GGP replace Affiliated GGP as subadviser to the Funds.

BOARD CONSIDERATIONS

At a regular  meeting  of the Board on June 14,  2006,  the Board  reviewed  the
Adviser's recommendation to enter into a subadvisory agreement with Unaffiliated
GGP, pursuant to which  Unaffiliated GGP would serve as subadviser to the Funds.
The Board  reviewed the  memorandum  prepared by the Adviser  that  described in detail  the  basis  for such  recommendations  and also  reviewed  the  proposed subadvisory  agreement among the Adviser,  the Trust and  Unaffiliated  GGP with respect to the Funds.  The Board  inquired  about the nature and  quality of the services proposed to be provided to the Funds,  including Unaffiliated GGP's and
the  Adviser's   investment  strategy  and  philosophy,   portfolio   management
personnel's  experience  and  overall  performance.  The  Board  noted  that the investment strategy would remain the same under Unaffiliated GGP as it was under
Affiliated GGP for the Funds. The Board also noted that the portfolio management personnel were expected to remain the same.

The  Board  also  considered  the  investment  performance  of the Funds and the portfolio managers' and Unaffiliated GGP's demonstrated performance to date. The
Board also  considered  that the cost of  Unaffiliated  GGP's and the  Adviser's services would be the same as the costs of the services  previously  provided by
Affiliated  GGP. The Board noted that as each Fund pays its entire  advisory fee to the Adviser and the Adviser, in turn, pays the Funds' subadviser a portion of that fee,  the cost of  services to the Funds will not change as a result of the retention of Unaffiliated GGP.

Having carefully  considered the Adviser's  recommendation,  the reasons for the recommendation and the information presented,  the Board, including the Trustees who were not  "interested  persons"  (as that term is defined in the  Investment
Company  Act of 1940 (the  "1940  Act")) of the  Adviser  or  Unaffiliated  GGP,
unanimously  approved the  appointment of  Unaffiliated  GGP to serve as the new subadviser for the Funds. The appointment of Unaffiliated GGP as subadviser took effect on  September  29,  2006.  The Board  also  approved  the form of the new subadvisory  agreement  among the Adviser,  the Trust and  Unaffiliated  GGP. In doing so,  the Board  found that the  compensation  payable  under the  proposed subadvisory  agreement  was fair and  reasonable  in light of the services to be provided and the expenses to be assumed by Unaffiliated GGP under such agreement with respect to the Funds.

THE SUBADVISORY AGREEMENT

The subadvisory  agreement with  Unaffiliated GGP, dated September 29, 2006 (the
"Agreement"), was approved by the Board on June 14, 2006. In accordance with the
Exemptive Order, the Agreement will not be submitted to the Funds'  shareholders for their approval. The terms of the Agreement are substantially the same as the terms of the subadvisory agreement with Affiliated GGP (the "Former Agreement").
The following is a brief summary of the material terms of the Agreement.

Term.  The Agreement has an initial term that expires on February 27, 2007,  and continues for successive one-year terms thereafter as long as its continuance is approved  by the Board.  The  Agreement  can be  terminated  on at least 60 days written  notice by the  Adviser,  the Trust on behalf of the Fund, a majority of the  outstanding  voting  securities  of the  Fund,  or  Unaffiliated  GGP.  The
Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual fee payable by the Adviser to Unaffiliated
GGP (as a percentage of the Fund's average daily net assets) is as follows.  For the China  Opportunities  Fund, the Adviser pays  Unaffiliated GGP a subadvisory fee of 0.625% on Fund  assets up to $500  million;  0.6% on Fund  assets of $500 million  but less than $2  billion;  and 0.575% on Fund assets of $2 billion and more. For the Gartmore  Emerging Markets Fund, the Adviser pays Unaffiliated GGP a  subadvisory  fee of 0.525% on Fund  assets up to $500  million;  0.5% on Fund assets of $500 million but less than $2 billion; and 0.475% on Fund assets of $2 billion or more.  For the  Gartmore  Global  Utilities  Fund,  the Adviser  pays
Unaffiliated GGP a subadvisory fee of 0.35% on assets up to $500 million; 0.325%
on Fund assets of $500 but less than $2  billion;  and 0.3% on Fund assets of $2 billion or more.  For the Gartmore  International  Growth Fund, the Adviser pays
Unaffiliated  GGP a subadvisory  fee of 0.45% on Fund assets up to $500 million;
0.425% on Fund assets of $500 million but less than $2 billion; and 0.4% on Fund assets of $2 billion or more.  For the  Gartmore  Worldwide  Leaders  Fund,  the
Adviser pays Unaffiliated GGP a subadvisory fee of 0.45% on Fund assets of up to
$500  million;  0.425% on Fund assets of $500  million but less than $2 billion;
and 0.40% on Fund assets of $2 billion or more.

The annual fee, which consists of a performance fee as described below,  payable to  Unaffiliated  GGP is  identical  to the  annual  fee  previously  payable to
Affiliated GGP.

The Funds are subject to a performance fee adjusted quarterly beginning one year after the  implementation  of the performance fee, as described more fully below on page 7. Under the terms of the  Agreement,  Unaffiliated  GGP is  entitled to receive the full amount of any  increase in advisory  fees paid by a Fund due to the Fund's outperformance against its benchmark.  Similarly, in the event of any decrease in  advisory  fees paid by a Fund due to  underperformance  against its benchmark,  the Adviser withholds payment to Unaffiliated GGP an amount equal to the performance fee adjustment.

Duties.  Under the Agreement,  the Adviser is responsible for assigning all or a portion  of each  Fund's  assets  to  Unaffiliated  GGP and for  overseeing  and reviewing the  performance of Unaffiliated  GGP. Under the current  arrangement,
Unaffiliated  GGP will manage each Fund's  assets under the  supervision  of the
Adviser.  Unaffiliated GGP is required to manage each Fund's portfolio allocated to  Unaffiliated  GGP in accordance with each Fund's  investment  objectives and policies, subject to the supervision of the Adviser and the Board.

Brokerage.  Under the Agreement,  Unaffiliated GGP is authorized to purchase and sell securities on behalf of each Fund through  brokers or dealers  Unaffiliated
GGP selects and to negotiate  commissions  to be paid on such  transactions.  In doing so,  Unaffiliated GGP is required to use reasonable  efforts to obtain the most  favorable  price and  execution  available  but is  permitted,  subject to certain  limitations,  to pay  brokerage  commissions  that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification.  Under the Agreement,  Unaffiliated  GGP and its affiliates and controlling  persons cannot be held liable to the Adviser,  the Trust, the Funds or the Funds'  shareholders  in the absence of willful  misfeasance,  bad faith, gross  negligence or reckless  disregard of its duties under the Agreement.  The
Agreement provides that nothing in the Agreement, however, relieves Unaffiliated
GGP from any of its  obligations  under  federal and state  securities  laws and other applicable law.

Unaffiliated GGP is required, under the Agreement, to indemnify the Adviser, the
Trust, the Funds and their respective affiliates and controlling persons for any liability  or  expenses  sustained  by them as a result  of  Unaffiliated  GGP's willful  misfeasance,  bad faith,  gross negligence,  reckless  disregard of its duties or  violation  of  applicable  law.  The  Agreement  contains  provisions pursuant to which the Adviser is required to indemnify  Unaffiliated GGP for any liability  and  expenses  which may be  sustained  as a result of the  Adviser's willful  misfeasance,  bad faith,  gross negligence,  reckless  disregard of its duties or violation of applicable law.

Regulatory  Pronouncements.  The Agreement also includes provisions arising from regulatory changes. These provisions include a requirement that Unaffiliated GGP establish  and maintain  written  proxy voting  procedures  in  compliance  with current,  applicable laws and regulations,  including,  but not limited to, Rule
30b1-4 under the 1940 Act.  Also, the provisions  include  language  required by
Rule  17a-10  under  the 1940  Act  that  permits  Unaffiliated  GGP to  execute securities  transactions  under  limited  circumstances  through  broker-dealers deemed to be  affiliated  with the Funds,  subject to  certain  prohibitions  on consultations between Unaffiliated GGP and other subadvisers to funds affiliated with the Funds.

Further  Information.  The  foregoing  description  of the  Agreement  is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees)  or  (iii)  at  the   SEC's   website   -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT UNAFFILIATED GGP

Unaffiliated  GGP is located  at 8  Fenchurch  Place,  London,  England,  United
Kingdom.  The following  table sets forth the name and  principal  occupation of principal  executive  officer and each director of Unaffiliated GGP. The address of each  person  listed  below is 8 Fenchurch  Place,  London,  England,  United
Kingdom.

         Jeffrey S. Meyer           President & Chief Executive Officer
         Paul Feeney                Head of Distribution
         Leslie Aitkenhead          Chief Operating Officer
         Kevin Crossett             General Counsel
         Keith Starling             Head of Finance & Chief Financial Officer
         Malcolm Biggart            Chief Compliance Officer
         Dean L. Clarke             Company Secretary

Unaffiliated GGP does not act as an investment adviser or investment  subadviser for any other series of the Trust having a similar investment objective.

MORE ABOUT FEES AND EXPENSES

Each Fund pays the Adviser an  investment  advisory fee at an  effective  annual rate (as a percentage of the Fund's average daily net assets) as follows.

For the Gartmore  China  Opportunities  Fund, the Fund pays the Adviser a fee of
1.25% on Fund assets up to $500  million;  1.20% on Fund assets of $500  million and more but less than $2  billion;  and 1.15% on Fund  assets of $2 billion and more.  For Gartmore  Emerging  Markets Fund,  the Fund pays the Adviser a fee of
1.05% on assets up to $500  million;  1.00% on Fund  assets of $500  million and more but less than $2 billion; and 0.95% for Fund assets of $2 billion and more.
For Gartmore Global  Utilities Fund, the Fund pays the Adviser a fee of 0.70% on
Fund assets up to $500  million;  0.65% on Fund assets of $500  million and more but less than $2 billion;  and 0.60% for Fund assets of $2 billion or more.  For
Gartmore  International Growth Fund, the Fund pays the Adviser a fee of 0.90% on
Fund assets up to $500  million;  0.85% on Fund assets of $500  million and more but less than $2 billion;  and 0.80% for Fund assets of $2 billion and more. For
Gartmore  Worldwide  Leaders  Fund,  the Fund pays the Adviser a fee of 0.90% on
Fund assets up to $500  million;  0.85% on Fund assets of $500  million and more but less than $2 billion; and 0.80% for Fund assets of $2 billion and more.

The Funds are subject to a performance fee adjusted quarterly beginning one year after the  implementation of the performance fee. The advisory base fee provided above is either increased or decreased  proportionately by the following amounts at  each  breakpoint,  based  upon  whether  the  Funds  have  out-performed  or under-performed  their respective  benchmark,  by more or less than a maximum of
500 basis points over the preceding rolling 12 month period as follows:

     +/- 100 bps under/outperformance                         +/- 2bps
     +/- 200 bps under/outperformance                         +/- 4bps
     +/- 300 bps under/outperformance                         +/- 6bps
     +/- 400 bps under/outperformance                         +/- 8bps
     +/- 500 bps or more under/outperformance                 +/- 10bps

The  investment  performance  of each Fund will be the sum of: (1) the change in each  Fund's  value  during  such  period;  (2) the  value  of the  Fund's  cash distributions  (from net income and  realized net gains)  having an  ex-dividend date  during such  calculation  period;  and (3) the value of any capital  gains taxes paid or accrued during such calculation period for undistributed  realized long-term  capital  gains  from  the  Fund.  For  this  purpose,  the  value  of distributions  per share of realized  capital gains, of dividends per share paid from  investment  income and of capital gains taxes per share  reinvested in the
Fund will be the Performance Fee Fund's value in effect at the close of business on the record date for the payment of such  distributions  and the date on which provision  is made for such taxes,  after  giving  effect to such  distribution, dividends and taxes.

A description of the specific  methodology for calculating,  accruing and paying the performance fees is available in each Performance Fee Fund's  Prospectus and
Statement of Additional Information.

During the fiscal year ended  October 31, 2005,  the Adviser paid the  following amounts to  Affiliated  GGP.  For the Gartmore  China  Opportunities  Fund,  the
Adviser  paid  $60,354 in fees to  Affiliated  GGP.  For the  Gartmore  Emerging
Markets  Fund,  the Adviser  paid  $168,356 in fees to  Affiliated  GGP. For the
Gartmore  Global  Utilities Fund, the Adviser paid $31,153 in fees to Affiliated
GGP. For the  Gartmore  International  Growth Fund,  the Adviser paid $50,909 in fees to Affiliated  GGP. For the Gartmore  Worldwide  Leaders Fund,  the Adviser
paid $153,430 in fees to Affiliated GGP.

ADDITIONAL INFORMATION

As of September 29, 2006, each Fund had issued and outstanding:

GARTMORE CHINA OPPORTUNITIES FUND
893,389.714 shares of beneficial interest designated as Class A shares
67,030.87 shares of beneficial interest designated as Class B shares
320,997.757 shares of beneficial interest designated as Class C shares
434.212 shares of beneficial interest designated as Class R shares
565,197.48 shares of beneficial interest designated as Institutional Class shares
7,404.981 shares of beneficial interest designated as Institutional Service Class shares

GARTMORE EMERGING MARKETS FUND
1,928,411.403 shares of beneficial interest designated as Class A shares
349,409.567 shares of beneficial interest designated as Class B shares
444,203.469 shares of beneficial interest designated as Class C shares
24,663.217 shares of beneficial interest designated as Class R shares
533,255.836 shares of beneficial interest designated as Institutional Class shares
295,223.013 shares of beneficial interest designated as Institutional Service Class shares

GARTMORE GLOBAL UTILITIES FUND
302,830.601 shares of beneficial interest designated as Class A shares
140,706.731 shares of beneficial interest designated as Class B shares
414,064.404 shares of beneficial interest designated as Class C shares
137.755 shares of beneficial interest designated as Class R shares
452,780.965 shares of beneficial interest designated as Institutional Class shares
96,881.571 shares of beneficial interest designated as Institutional Service Class shares

GARTMORE INTERNATIONAL GROWTH FUND
1,933,309.198 shares of beneficial interest designated as Class A shares
465,267.295 shares of beneficial interest designated as Class B shares
676,792.21 shares of beneficial interest designated as Class C shares
139.688 shares of beneficial interest designated as Class R shares
267,289.985 shares of beneficial interest designated as Institutional Class shares
338,677.757 shares of beneficial interest designated as Institutional Service Class shares

GARTMORE WORLDWIDE LEADERS FUND
3,590,424.716 shares of beneficial interest designated as Class A shares
71,818.742 shares of beneficial interest designated as Class B shares
322,801.957 shares of beneficial interest designated as Class C shares
153.831 shares of beneficial interest designated as Class R shares
139.744 shares of beneficial interest designated as Institutional Class shares
1,727.606 shares of beneficial interest designated as Institutional Service Class shares

As of September 29, 2006, to the Trust's  knowledge,  the following are the only persons who had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class (collectively, the "shares") of the Fund:

                                               Amount and Nature of Voting
           Name and Address                        and Investment Power

GARTMORE CHINA OPPORTUNITIES FUND

Institutional Class
Nationwide Mutual Insurance Company     Shared voting and investment power over
1 Nationwide Plaza                      565,125.107 shares of the Fund
Attn: Darren R. Coble                   representing 99.99% of the Fund's
Columbus, OH 43215-2220                 outstanding Institutional Class shares
                                        and 30.47% of the Fund's total outstanding
                                        shares.

Institutional Service Class
Camco                                   Shared voting and investment power over
80 West Street, Ste. 201                3,345.852 shares of the Fund representing
Rutland, VT 05701                       45.18% of the Fund's outstanding
                                        Institutional Service Class shares and
                                        0.18% of the Fund's total outstanding
                                        shares.

Class A
Willian P. Dirugeris                    Shared voting and investment power over
Andrea Dirugeris                        60,496.485 shares of the Fund
15 Teaberry Lane                        representing 6.77% of the Fund's
Bluffton, SC 29909                      outstanding Class A shares and 3.26% of
                                        the Fund's total outstanding shares.

Class R
NWD Investments                         Shared voting and investment power over
Seed Account                            112.328 shares of the Fund representing
1200 River Rd.                          25.87% of the Fund's outstanding Class R
Attn: Daniel Brzezinski                 shares and 0.01% of the Fund's total
Conshohocken, PA 19428-2436             outstanding shares.

GARTMORE EMERGING MARKETS FUND

Class B
Nationwide Mutual Insurance Company     Shared voting and investment power over
1 Nationwide Plaza                      198,279.569 shares of the Fund
Attn: Darren R. Coble                   representing 56.75% of the Fund's
Columbus, OH 43215-2220                 outstanding Class B shares and 5.55% of
                                        the Fund's total outstanding shares.

Institutional Class
Gartmore AM Specialty Asset             Shared voting and investment power over
Allocation Fund                         461,519.452 shares of the Fund
3425 Stelzer Rd.                        representing 86.55% of the Fund's
c/o Mike Leonard                        outstanding Institutional Class shares
Columbus, OH 43219-6004                 and 12.91% of the Fund's total outstanding
                                        shares.

Gartmore AM Moderately Aggressive       Shared voting and investment power over
Asset Allocation Fund                   47,545.068 shares of the Fund
3425 Stelzer Rd.                        representing 8.92% of the Fund's
c/o Mike Leonard                        outstanding Institutional Class shares
Columbus, OH 43219-6004                 and 1.33% of the Fund's total outstanding
                                        shares.

Institutional Service Class
Nationwide Mutual Insurance Company     Shared voting and investment power over
Seed Account                            18,8921.094 shares of the Fund
1 Nationwide Plaza                      representing 63.99% of the Fund's
Attn: Darren R. Coble                   outstanding Institutional Service Class
Columbus, OH 43215-2220                 shares and 5.28% of the Fund's total
                                        outstanding shares.

Drake & Co.                             Shared voting and investment power over
1 Court Sq.                             106,301.919 shares of the Fund
FBO 510013                              representing 36.01% of the Fund's
Long Island City, NY 11120              outstanding Institutional Service Class
                                        and 2.97% of the Fund's total outstanding
                                        shares.

GARTMORE GLOBAL UTILITIES FUND

Institutional Class
Gartmore AM Specialty Asset             Shared voting and investment power over
Allocation Fund                         273,083.399 shares of the Fund
3425 Stelzer Rd.                        representing 60.31% of the Fund's
c/o Mike Leonard                        outstanding Institutional Class shares
Columbus, OH 43219-6004                 and 19.40% of the Fund's total outstanding
                                        shares.

Gartmore AM Moderate Asset Allocation   Shared voting and investment power over
Fund                                    97,427.801 shares of the Fund
3425 Stelzer Rd.                        representing 21.52% of the Fund's
c/o Mike Leonard                        outstanding Institutional Class shares
Columbus, OH 43219-6004                 and 6.92% of the Fund's total outstanding
                                        shares.

Gartmore AM Moderately Aggressive       Shared voting and investment power over
Asset Allocation Fund                   65,643.362 shares of the Fund
3425 Stelzer Rd.                        representing 14.50% of the Fund's
c/o Mike Leonard                        outstanding Institutional Class shares
Columbus, OH 43219-6004                 and 4.66% of the Fund's total outstanding
                                        shares.

GARTMORE INTERNATIONAL GROWTH FUND

Class A
Nationwide Mutual Insurance Company     Shared voting and investment power over
Seed Account                            337,376.771 shares of the Fund
1 Nationwide Plaza 1-33-13              representing 17.45% of the Fund's
Attn: Darren R. Coble                   outstanding Class A shares
Columbus, OH 43215-2220                 and 9.16% of the Fund's total outstanding
                                        shares.

MG Trust Company Trustee                Shared voting and investment power over
Wheelchair Foundation                   211,876.118 shares of the Fund
Suite 300                               representing 10.96% of the Fund's
Denver, CO 80202                        outstanding Class A shares and 5.76% of
                                        the Fund's total outstanding shares.

Class B
Nationwide Mutual Insurance Company     Shared voting and investment power over
Seed Account                            335,747.672 shares of the Fund
1 Nationwide Plaza 1-33-13              representing 72.16% of the Fund's
Attn: Darren R. Coble                   outstanding Class B
Columbus, OH 43215-2220                 shares and 9.12% of the Fund's total
                                        outstanding shares.

Class R
Nationwide Mutual Insurance Company     Shared voting and investment power over
Seed Account                            139.688 shares of the Fund representing
1 Nationwide Plaza 1-33-13              100% of the Fund's outstanding Class R
Attn: Darren R. Coble                   shares and 0.00% of the Fund's total
Columbus, OH 43215-2220                 outstanding shares.

Institutional Service Class
Nationwide Mutual Insurance Company     Shared voting and investment power over
Seed Account                            338,594.937 shares of the Fund
1 Nationwide Plaza                      representing 99.98% of the Fund's
Attn: Darren R. Coble                   outstanding Institutional Service Class
Columbus, OH 43215-2220                 shares and 9.20% of the Fund's total
                                        outstanding shares.

Institutional Class
Gartmore AM Moderate Asset Allocation   Shared voting and investment power over
Fund                                    119,283.643 shares of the Fund
3425 Stelzer Rd.                        representing 44.63% the Fund's
c/o Mike Leonard                        outstanding Institutional Class shares
Columbus, OH 43219-6004                 and 3.24% of the Fund's total outstanding
                                        shares.

Gartmore AM Moderately Aggressive       Shared voting and investment power over
Asset Allocation Fund                   107,158.725 shares of the Fund
3425 Stelzer Rd.                        representing 40.09% the Fund's
c/o Mike Leonard                        outstanding Institutional Class shares
Columbus, OH 43219-6004                 and 2.91% of the Fund's total outstanding
                                        shares.

Gartmore AM Aggressive Asset            Shared voting and investment power over
Allocation Fund                         40,712.360 shares of the Fund representing
3425 Stelzer Rd.                        15.23% the Fund's outstanding
c/o Mike Leonard                        Institutional Class shares and 1.11% of
Columbus, OH 43219-6004                 the Fund's total outstanding shares.

GARTMORE WORLDWIDE LEADERS FUND

Class R
NWD Investments                         Shared voting and investment power over
1200 River Rd.                          153.831 shares of the Fund representing
Attn: Mike Policarpo                    100.00% of the Fund's outstanding Class R
Conshohocken, PA 19428-2436             shares and 0.00% of the Fund's total
                                        outstanding shares.

Institutional Class

NWD Investments                         Shared voting and investment power over
Seed Account                            139.744 shares of the Fund representing
1200 River Rd.                          100.00% of the Fund's outstanding Class R
Conshohocken, PA 19428-2436             shares and 0.00% of the Fund's total
                                        outstanding shares.

Institutional Service Class
NWD Investments                         Shared voting and investment power over
Seed Account                            1,727.606 shares of the Fund representing
1200 River Rd.                          100.00% of the Fund's outstanding Class R
Conshohocken, PA 19428-2436             shares and 0.00% of the Fund's total
                                        outstanding shares.

To the  Trust's  knowledge,  there are no  persons  who had or shared  voting or investment  power  over  more than 5% of the  outstanding  shares of Class B and
Class C of Gartmore China  Opportunities  Fund, Class A, Class C, and Class R of
Gartmore  Emerging  Markets  Fund,  Class  A,  Class B,  Class  C,  Class R, and
Institutional  Service  Class of  Gartmore  Global  Utilities  Fund,  Class C of
Gartmore International Growth Fund, and Class A, Class B and Class C of Gartmore
Worldwide Leaders Fund.

As of September 29, 2006, the Executive  Officers and Trustees of the Trust as a
group owned less than 1% of the outstanding shares of any class of a Fund.

Although  shareholder  are  not  being  asked  to  vote  on the  replacement  of
Affiliated GGP with  Unaffiliated  GGP as subadviser to the Funds,  the Trust is required by the rules of the SEC to summarize the voting rights of shareholders.
Whenever  a  matter  affecting  the  Funds  requires  shareholder   approval,  a
shareholder   meeting   generally  will  be  held  and  a  proxy  statement  and
proxy/voting  instruction  forms will be sent to the Funds'  shareholders.  Each share of the Funds is  entitled  to one vote,  and each  fraction  of a share is entitled to a proportionate fractional vote. Shareholders will also be permitted
to  revoke   previously   submitted  voting   instructions  in  accordance  with
instructions contained in the proxy statement sent to the Funds' shareholders.

The foregoing description of shareholder voting rights with respect to the Funds is only a brief  summary of these  rights.  Whenever  shareholder  approval of a matter affecting the Funds is required, the proxy statement sent to shareholders will fully describe the voting rights of shareholders and the voting  procedures that will be followed at the shareholder meeting.

Currently,  Gartmore Distribution  Services,  Inc. ("GDSI"), an affiliate of the
Adviser,  acts as the Trust's principal  underwriter.  Gartmore SA Capital Trust
("GSA"),   an  affiliate  of  the  Adviser  and  GDSI,   serves  as  the  Funds'
administrator.  The address for each of the Adviser,  GDSI and GSA is 1200 River
Road, Suite 1000, Conshohocken, Pennsylvania 19428.

The  Adviser,   GDSI  and  GSA  are  all  indirect  subsidiaries  of  Nationwide
Corporation  ("NWC").  The Adviser and GSA are wholly-owned  subsidiaries of NWD
Investment Management,  Inc. ("NWD"). NWD is a subsidiary of NWD M&R, which is a wholly-owned  subsidiary of NWC. GDSI is a wholly-owned subsidiary of Nationwide
Asset Management,  Inc., which is a wholly-owned  subsidiary of GSA. The address for NWD M&R and NWD is 1200 River Road, Suite 1000,  Conshohocken,  Pennsylvania
19428.

NWC's common stock is held by Nationwide  Mutual  Insurance  Company (95.2%) and
Nationwide  Mutual  Fire  Insurance  Company  (4.8%),  each of which is a mutual company  owned by its  respective  policyholders.  The  address for each of NWC,
Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company
is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer  or Trustee of the Trust is an  officer,  employee,  or  director  of
Unaffiliated  GGP, nor do any such Officers or Trustees own securities issued by
Unaffiliated  GGP or have any other  material  direct or  indirect  interest  in
Unaffiliated GGP.

The Trust will furnish without charge,  a copy of the Trust's most recent Annual
Report to  shareholders  and Semiannual  Report to  shareholders  succeeding the
Annual Report, if any, upon request.  This request may be made either by writing to the Trust at the  address  contained  on the first  page of this  Information
Statement or by calling  toll-free  (800)  848-6331.  The Annual  Report and the
Semiannual  Report  will be  mailed  to you by  first-class  mail  within  three business days of receipt of your request.

                                         By Order of the Board of Trustees of
                                         Gartmore Mutual Funds,

                                         /s/Eric E. Miller
                                         Eric E. Miller, Secretary

December 18, 2006